Note 3 - Earnings Per Share (Tables)	12 Months Ended
Dec. 31, 2017
Notes Tables
Schedule of Earnings Per Share, Basic and Diluted [Table Text Block]
	For the Year Ended December 31,
	201 7	201 6
Net Income	$1,467,000	$1,498,000

Weighted average shares outstanding – basic	1,857,457	1,781,410
Effect of dilutive common stock equivalents	137,375	154,493
Adjusted weighted average shares outstanding – diluted	1,994,832	1,935,903

Basic earnings per share	$0.79	$0.84
Diluted earnings per share	$0.74	$0.77